UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2007

Modern City Entertainment Inc.
(Exact name of registrant as specified in charter)

Washington	000-50468	98-0206033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4500, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 262-9545

Azul Studios International Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

( ) Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

( ) Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 Change in Control of Registrant

(a)(1)
Control of the Company was acquired by a group of individuals each of whom tendered their units held in an independent motion picture company called Modern City Entertainment LLC to Modern City Entertainment Inc. (formerly Azul Studios International Inc.), in exchange for shares of the common capital stock of Modern City Entertainment Inc. The common stock was delivered to the new control group from the holdings of an existing shareholder, Bay Management Ltd. That new control group is comprised of a number of individuals that have assumed positions as the directors and officers of the Company as follows;

Mr. William Erfurth - President Modern City Entertainment Inc.	3,546,736	10.91%
Mr. Joseph Greco - Director, Modern City Entertainment Inc.	958,577	2.95%
Mr. & Mrs. William Lindsay - Advisory Board, MCE Inc.	1,917,155	5.89%
Mr. Joseph Sollecito - Director, Modern City Entertainment Inc.	958,577	2.95%
Mr. Ron Stone - Vice President Production, MCE Inc.	2,108,870	6.48%
Mr. Christian Ramirez - Vice President Development, MCE Inc.	2,108,870	6.48%
Mr. Frank Pierce - Director, Modern City Entertainment Inc.	2,396,443	7.37%
Total	13,995,229	43.03%

(a)(2)	The transaction commenced on February 28, 2007, initiated with a share exchange agreement between the unit holders of Modern City Entertainment LLC and Bay Management Ltd. a shareholder of Modern City Entertainment Inc. (formerly Azul Studios International Inc.) The agreement provided for the transaction to be circulated to all of the existing unit holders of the Company, Modern City Entertainment LLC. On April 27, 2007, the President and managing partner of Modern City Entertainment LLC reported to the Board of Directors of Modern City Entertainment Inc. (formerly Azul Studios International Inc.) and advised that 99% of the unit holders had approved the share exchange agreement as provided and that they had tendered their units in exchange for shares in Azul Studios International Inc. received from Bay Management Ltd. At that Board of Directors meeting, April 27, 2007, the Board of Directors of Modern City Entertainment Inc. (formerly Azul Studios International Inc.) approved the transaction for and on behalf of the shareholders of Modern City Entertainment Inc. and changed the name of Azul Studios International Inc. to Modern City Entertainment Inc. which assumed control of 99% of the Independent Motion Picture Company Modern City Entertainment LLC.

(a)(3)
The basis of control is comprised of the acquisition of 43.03% of the issued and outstanding shares of the registrant by the control group in conjunction with their appointment to four of the six seats on the Board of Directors of the Registrant and their appointments to key roles as officers of the Company, all of which is detailed in item (a)(1) above.

(a)(4)
The consideration used pursuant to which the change of control was brought into effect was the exchange of Units in Modern City Entertainment LLC for shares in Modern City Entertainment Inc. (formerly Azul Studios International Inc.) In aggregate the units in Modern City Entertainment LLC were acquired for $450,000 USD.

(a)(5)      The source of funds used to acquire units exchanged for shares in Modern City Entertainment Inc. by persons giving rise to the change in control without exception are funds earned by those individuals within their individual professions and investment portfolios outside of the business of the acquired Company and the Registrant.

(a)(6)	The control shares were assumed from the shareholdings of Bay Management Ltd. a corporation controlled by Mr. Mark Geoghegan.

(a)(7)
At the time that the change of control was approved by the Board of Directors of the Registrant on April 27, 2007 the members of the Board of Directors also made the following appointments of individuals that are in the control group;

Appointments to the Board of Directors of Modern City Entertainment Inc;
Mr. William Erfurth
Mr. Joseph Greco
Mr. Joe Sollecito
Mr. Frank Pierce

Appointments of officers of Modern City Entertainment Inc;
Mr. William Erfurth - President, Chief Executive Officer and Chief Financial Officer
Mr. Ron Stone - Vice President, Production
Mr. Christian Ramirez - Vice President, Development

(a)(8)	The Registrant was not a shell Company as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), immediately before the change of control.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c)(1) On April 27, 2007, Mr. William Erfurth, age 46, was appointed as the new President, Chief Executive Officer, Chief Financial Officer and Director of the Registrant.
(c)(2) The work experience for Mr. Erfurth for the preceding five years is as follows;
•	April 1997 to date - Lieutenant for the Miami Dade Police Department
•	June 2006 to date - President and Chief Executive Officer of Modern City Entertainment LLC
•	June 1, 2005 - November 10, 2005 - Producer - Canvas The Film LLC
•	March 16, 2004 - May 16, 2004 - Executive Producer - RJS Entertainment Inc.
•	August 1, 2004 - October 1, 2004 - Technical Advisor - Push LLC
•	August 2002 to August 2004 - Consultant and technical advisor - Jerry Bruckheimer Films

(c)(3)     At the date of this report Mr. William Erfurth has an employment contract with Modern City Entertainment LLC providing a monthly compensation of $3,000USD per month.

(d)	On April 27, 2007 the Board of Directors appointed each of the following new members to the Board of Directors, increasing the number of directors from two to six.

Mr. William Erfurth, age 46	- Director (see work history details in (c)(1) above)
- Member of the Audit Committee
- Member of the Executive Compensation Committee

Mr. Joseph Greco, age 35	- Director
- Member of the Compensation Committee
Work History
March 2006 to Present	- Producer / Editor - The Walt Disney Company - Disney Consumer Products
July 2005 to Present	-Writer / Director, Canvas Pictures LLC, LMG Pictures
2004 - June 2005	- Editor - Shangri-La Films
2004	- Apex Productions - Producer / Videographer
September 2003	- CSI Miami - CBS - Videographer / Production Assistant
August 2002 - September 2003	- The Walt Disney Company - Producer - Editor
2002	- Dolby Labs - Quality Assurance - Film Review, Post Production

Mr. Joe Sollecito, age 45	- Director
- Member of the Compensation Committee
Work History
• August 1987 to date	- Lieutenant - Miami Dade Fire Rescue
• January 2000 to date	- Director & Vice President - United Sleep Diagnostics Inc.

Mr. Frank Pierce, age 68	- Director
- Member of the compensation Committee
Work History • Retired June 30, 2001 after 42 years with the Miami Dade Police Department

There is no relationship between any of the new directors appointed nor between those and existing Directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws;

Pursuant to the Board of Directors meeting held April 27, 2007 the Company agreed to amend the Articles of the Company to incorporate the following amendments;

(a)
Change in Name of the Registrant - The Registrant agrees to amend the Articles of the Company to change its name effective immediately from Azul Studios International Inc., to Modern City Entertainment Inc.

(b)
Change in the Fiscal Year end of the Registrant -The Registrant agreed to amend the Articles of the Company to change its Fiscal Year End from March 31 to December 31. The resolution to amend the year end was first approved by the Board of Directors on February 28, 2007 pending the completion of the acquisition of Modern City Entertainment LLC and was further ratified on April 27, 2007 upon completion of that acquisition. The initial audited financial statements of the acquired Company will be filed within the 71 day period provided for filing and will reflect the audited financial statements of the acquired Company from inception to December 31, 2006 and the audited interim financial statements for the three months ended March 31, 2007.

Item 9.01 Financial Statements and Exhibits

The Audited Financial Statements of Modern City Entertainment LLC from Inception to December 31, 2006 and audited interim financial statements for the period January 1, 2007 to March 31, 2007 will be filed by June 30, 2007, by way of an amendment to this 8K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Azul Studios International Inc.
Date: May 3, 2007	By:	/s/ Bill Erfurth Name: Bill Erfurth Title: President and Director
Date: May 3, 2007	By:	/s/ James Vandeberg Name: James Vandeberg Title: Corporate Secretary